SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2006

Las Vegas Gaming, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-30375	88-0392994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 W. Ali Baba Lane Suite D, Las Vegas, Nevada	89118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-871-7111

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - Other Events

8.01 Other Events

On May 31, 2006, the Board of Directors adopted charters for the Audit Committee, the Compensation and Stock Option Committee, and the Corporate Governance and Nominating Committee. The charters are attached as Exhibits 99.1 - 99.3 and will be posted on the company’s website.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Audit Committee Charter
99.2	Compensation and Stock Option Committee Charter
99.3	Corporate Governance and Nominating Committee Charter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Las Vegas Gaming, Inc.

/s/ Russell Roth
Russell Roth
Chief Executive Officer and Director

Date: May 31, 2006